UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2022
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 19, 2022, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	213,231,908	1,724,536	339,601	27,901,373
Keith Barr	208,690,761	6,259,857	345,427	27,901,373
Christopher M. Connor	200,847,888	14,108,475	339,682	27,901,373
Brian C. Cornell	201,655,519	13,303,132	337,394	27,901,373
Tanya L. Domier	213,870,478	1,117,585	307,982	27,901,373
David W. Gibbs	214,348,493	613,897	333,655	27,901,373
Mirian M. Graddick-Weir	207,876,390	7,100,438	319,217	27,901,373
Lauren R. Hobart	213,839,116	1,148,44	308,483	27,901,373
Thomas C. Nelson	206,800,625	8,155,756	339,664	27,901,373
P. Justin Skala	213,867,715	1,629,444	342,025	27,901,373
Elane B. Stock	213,869,062	1,113,103	259,448	27,901,373
Annie Young-Scrivner	213,824,085	1,175,528	296,432	28,768,545

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2022 was approved based upon the following votes:

Votes for approval	234,518,534
Votes against	8,313,620
Abstentions	365,264
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	111,651,320
Votes against	102,350,846
Abstentions	1,293,879
Broker non-votes	27,901,373

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 20, 2022	/s/ Erika Burkhardt
Vice President and Associate General Counsel